SUMMARY PROSPECTUS | May 14, 2026

Virtus Zevenbergen Innovative Growth ETF

(Ticker: ZINN)

a series of

VIRTUS ETF TRUST II

The Virtus Zevenbergen Innovative Growth ETF (the “Fund”) is an actively managed exchange-traded fund
(“ETF”). Shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices.
The market price for the Fund’s shares may be different from its net asset value per share.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, shareholder reports and financial statements, statement of additional information (SAI), and other information about the Fund online at https://www.virtus.com/investor-resources/etf-documents.

You can also get this information at no cost by contacting your financial intermediary (such as a broker-dealer or bank), by calling the Fund at (888) 383-0553, or by sending an e-mail to: virtus.investment.partners@virtus.com.

The Fund’s prospectus and SAI, both dated May 14, 2026 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Virtus Zevenbergen Innovative Growth ETF (the “Fund”) seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee[1]	0.80%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.80%
Fee Waiver[3]	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver	0.75%

(1)	The management fee is structured as a “unified fee,” out of which the Fund’s investment adviser pays all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.
(2)	“Other Expenses” of the Fund have been estimated for the current fiscal year.
(3)	The Adviser has contractually agreed to waive a portion of the Fund’s management fee equal to 0.05% of the Fund’s average daily net assets through at least June 15, 2027, which will have the effect of reducing the Fund’s expenses (the “Fee Waiver Agreement”). While the Adviser or the Fund may discontinue the Fee Waiver Agreement after the contractual period, it may only be terminated during its term by either party upon written notice; provided that such termination shall require the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels and that the Fee Waiver Agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$79	$257	$451	$1011

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal period, the Predecessor Fund’s portfolio turnover rate was 15.99% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of U.S. innovative growth companies and other U.S.-traded equity securities of innovative growth companies. As of the date of this prospectus, the Fund’s subadviser, Zevenbergen Capital Investments LLC (“ZCI”), considers innovative growth companies to be those companies that have higher-than-average revenue, earnings or cash flow growth potential, which may be attributable to their proprietary technology, novel business models, product differentiation, unique distribution advantages or other differentiating factors that ZCI believes create durable competitive advantages. This will typically be achieved through a moderately concentrated portfolio of 30–50 holdings at a time.

ZCI applies a research intensive, bottom-up stock selection process (i.e., greater emphasis on company specific performance rather than macroeconomic events and market cycles). The Fund’s portfolio generally will contain 30-50 stocks of any market capitalization across several sectors. The Fund may invest in initial public offerings (“IPOs”) and other equities new to the public markets, including direct listings by organizations, as a method of initial access to public markets.

The Fund may invest up to 100% of its assets in equity securities, including common stocks, of foreign companies trading on U.S. exchanges (denominated in USD) which may include American Depositary Receipts (“ADRs”). In determining whether an issuer is foreign, ZCI will consider various factors including the location(s) of the issuer’s headquarters, legal organization, principal trading market and/or concentration of revenues. The weight given to each of these factors will vary depending upon the circumstances as determined by ZCI.

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. In addition, the Fund may focus its investments (i.e., invest more than 15% of its total assets) in one or more particular sectors. As of March 31, 2026, the Predecessor Fund focused its investments in the Consumer Discretionary and Information Technology sectors.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Depositary Receipts Risk. Investments in foreign companies through depositary receipts, including ADRs, may expose the Fund to the same risks as direct investments in securities.

Equity Securities Risk. The value of the equity securities held by the Fund may be negatively affected by the financial market, industries in which the Fund invests, or issuer-specific events. Focus on a particular style or in small-sized companies may enhance that risk.

Foreign Securities Risk. Investing in securities of foreign issuers subjects the Fund to additional risks such as tariff and global trade restrictions increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk. Additionally, to the extent that the underlying assets of the Fund trade on an exchange that is closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying asset and stale asset pricing (i.e., the last quote from the foreign exchange market), resulting in premiums or discounts to NAV that are greater than those experienced by other ETFs.

Growth Stocks Risk. The Fund’s investments in growth stocks may be more volatile than investments in other types of stocks, or may perform differently from the market as a whole and from other types of stocks.

Initial Public Offering (“IPO”) Risk. The risk that any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, a fund may not be able to buy shares in some IPOs or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs also is likely to decline as a fund grows.

Sector Focus Risk. To the extent the Fund focuses its investments in one or more sectors, this may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting companies in those sectors. As the Fund’s investments in a sector increase, so does the potential for fluctuation in the net asset value (“NAV”) of the Fund.

Non-Diversified Fund Risk. The Fund is considered non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

Small- and Mid-Capitalization Stock Risk. The stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Large-Capitalization Companies Risk. Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large-capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller-capitalization companies.

Limited Number of Holdings Risk. Because the Fund holds a more limited number of securities, each investment has a greater effect on the Fund’s overall performance and any change in the value of these securities could significantly affect the value of your investment in the Fund.

Issuer Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Market Risk. The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Management Risk. The sub-adviser’s judgments about the attractiveness and potential appreciation of a security or other asset may prove to be inaccurate and may not produce the desired results.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

●	Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to net asset value (“NAV”) and possibly face delisting.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and it cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

●	No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares, which could lead to wider bid/ ask spreads and variances between the market price of the Fund’s Shares and their underlying value.

●	Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

PERFORMANCE INFORMATION

The following performance information indicates some of the risks of investing in the Fund. The Fund has adopted the historical performance of the Zevenbergen Growth Fund, a series of Advisor Managed Portfolios (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund on August 14, 2026 (the “Reorganization”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations. The Predecessor Fund was also advised by the ZCI and had an identical investment objective and substantially similar strategies as the Fund.

The bar chart shows the Predecessor Fund’s Institutional Class shares’ performance from year to year. Performance information shown prior to January 19, 2024 is for Zevenbergen Growth Fund, which was a series of Trust for Advised Portfolios (the “Previous Predecessor Fund”). Performance for the Predecessor Fund’s Institutional Class shares has not been adjusted to reflect the Fund’s current expenses, which are lower than those of the Predecessor Fund’s Institutional Class shares. Had the Predecessor Fund been structured as an ETF, its performance may have differed. The table below illustrates how the Predecessor Fund’s average annual returns for the periods indicated compare with that of a broad-based index and a style-specific index. The Predecessor Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

Calendar Years Ended December 31

During the period of time shown in the bar chart, the Predecessor Fund’s highest quarterly return was 54.30% for the quarter ended 6/30/2020, and the lowest quarterly return was -40.64% for the quarter ended 6/30/22.

For the year-to-date period ended March 31, 2026, the Predecessor Fund’s total return was -14.97%.

Average Annual Total Returns

For the Periods Ended December 31, 2025

Institutional Class	1 Year	5 Years	10 Years	Since Inception August 31, 2015
Return Before Taxes	10.26%	0.16%	15.74%	15.33%
Return After Taxes on Distributions	9.94%	0.01%	15.66%	15.25%
Return After Taxes on Distributions and Sale of Fund Shares	6.30%	0.11%	13.43%	13.09%
Investor Class
Return Before Taxes	9.95%	-0.14%	15.43%	15.01%
Russell 3000® Total Return Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%	14.14%
Russell 3000® Growth Total Return Index (reflects no deduction for fees, expenses, or taxes)	18.45%	14.65%	17.62%	17.46%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for the Institutional Class; after-tax returns for the Investor Class will vary to the extent it has different expenses.

In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Virtus Investment Advisers, LLC (the “Adviser” or “VIA”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (NYSE: VRTS), serves as the Fund’s investment adviser. Virtus ETF Trust II (the “Trust”) and the Adviser have engaged Zevenbergen Capital Investments LLC (“ZCI”) as the Fund’s sub-adviser to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees of the Trust (the “Board”). ZCI is an affiliate of the Adviser.

Portfolio Managers

The following employees of ZCI are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and has served in such position since the inception of the Fund’s operations in 2026: Joseph Dennison, CFA, Anthony Zackery, CFA and Nancy Zevenbergen, CFA. Each also served as Portfolio Managers of the Predecessor Fund since its inception on August 31, 2015.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, ZCI or their affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.